                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               February 13, 1998

                           SYQUEST TECHNOLOGY, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

        0-19674                                         94-2793941
(Commission File Number)                   (IRS Employer Identification No.)


               47071 Bayside Parkway, Fremont, California 94538
              (Address of principal executive offices) (Zip Code)


              Registrant's telephone number, including area code
                                (510) 226-4000


                                Not Applicable
        (Former name or former address, if changed since last report.)

                   INFORMATION TO BE INCLUDED IN THE REPORT


Item 5     Other Events

Sale of Equity Securities Pursuant to Regulation D

     On February 13, 1998, pursuant to a series of Securities Purchase Agreements (collectively, the "Agreements" and individually, an "Agreement"), Registrant issued and sold certain shares of its 5% Cumulative Convertible Preferred Stock, Series 7 (the "Preferred Shares"), at a price of $1,000 per share, to the following entities (collectively, the "Purchasers" and individually, a "Purchaser") in the amounts set forth in the chart below:


                             Amount of   Preferred   No. of
Name                        Investment    Shares    Warrants
--------------------------  -----------  ---------  ---------
Olympus Securities, Ltd.    $ 1,625,000      1,625    274,300
Nelson Partners                 875,000        875    147,555
RGC International            10,000,000     10,000  1,686,341
 Investors, LDC
CC Investments, LDC           7,500,000      7,500  1,264,755
Southbrook International
 Investments                  7,500,000      7,500  1,264,755

Each Agreement contains a provision limiting the amount of the Company's Common Stock each Purchaser may beneficially own to less than 5% of Registrant's outstanding and issued Common Stock, though each Purchaser may waive that restriction by providing sixty-one days written notice to Registrant.

     The rights, preferences and privileges of the Preferred Shares, as summarized below, are set forth in the Certificate of Designations, Preferences and Rights of 5% Cumulative Convertible Preferred Stock, Series 7 (the "Certificate"), filed with the Delaware Secretary of State on February 13, 1998. A copy of the Agreement for CC Investments, LDC, which is representative of the Agreement with RGC International Investors, and a copy of the Agreement for Olympus Securities, Ltd., which is representative of the Agreements with Nelson Partners and Southbrook International Investments, are attached as Exhibit 10.1, and 10.2, respectively, to this Form 8-K and incorporated herein by this reference. The difference between those Agreements is that the former requires one-half of the purchase price ($8,750,000) paid by CC Investments and RGC International Investors and one-half of the securities purchased to be held in escrow pending Registrant's registration statement filed on Form S-3, number 333-40329 becoming effective no later than March 16, 1998. If it is not declared effective on or before March 16, 1998, the

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

$8,750,000 held in escrow will be returned to the respective Purchasers and the related securities will be cancelled.

     Under each of the Agreements, the Purchaser also acquired a warrant (a "Warrant") to purchase a number of shares (the "Warrant Shares") of Common Stock, pursuant to a Warrant Certificate (a "Warrant Certificate"), as set forth in chart, above, in the form attached as Exhibit B to the Agreement.

     Conversion; Registration.  Subject to certain conditions, the Preferred
     ------------------------
Shares are convertible into shares (the "Conversion Shares") of Registrant's Common Stock at any time at the option of the holder of the Preferred Shares. The conversion price is the greater of the arithmetical average of the closing sale prices of the Common Stock for each of the five consecutive trading days preceding the conversion or 90% of the closing sale price the day before the conversion, but in any event not greater than $3.00.

     If Registrant would be required to issue more than 19.9% of its issued and outstanding Common Stock as of February 13, 1998, on the conversion of the Preferred Shares, and to do so would require stockholder approval, conversion of the Preferred Shares will be limited to 19.9% until stockholder approval is obtained or Registrant lists its Common Stock on an electronic bulletin board. If the 19.9% limit is applicable, Registrant is required to use its best efforts to seek stockholder approval of the transaction at its 1998 Annual Meeting. If the stockholders do not approve the transaction, the Series 7 shares which cannot be converted into Common Stock will be redeemable at a 20% premium over their face value unless the Company lists its Common Stock on an electronic bulletin board.

     Dividends.  Cumulative dividends accrue on the Preferred Shares at an
     ---------
annual rate of 5%. Such dividends are payable quarterly in additional Preferred Shares until such time as Registrant no longer has sufficient Preferred Shares available to pay dividends. Thereafter, dividends are to be paid in cash. Dividends may not be paid in Preferred Shares if the holder of such Preferred Shares would not be able to convert such shares due to ownership restrictions contained in the Certificate.

     Liquidation Preference.  The Preferred Shares have a liquidation preference
     ----------------------
as to dividends, distributions and payments on liquidation, dissolution or winding up of Registrant senior to Common Stock, senior to other capital stock if permitted by the terms of such other capital stock, in parity with such capital stock if permitted by the terms of such capital stock or, if not so permitted, junior to such capital stock, and senior to all new series of any class of Registrant's capital stock, except for capital stock which may be issued in the future to Beijing Legend Group, Ltd.

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

     Non-Voting.  The Preferred Stock is non-voting, except as required by law.
     ----------

     Registration Rights.  The Agreements provide that Registrant file a
     -------------------
registration statement on Form S-3 (the "Registration Statement") covering resales of the Conversion Shares and the Warrant Shares (collectively, the "Converted Securities") and use its best efforts to have the Registration Statement declared effective not later than the earlier of either (i) 90 days from the date SyQuest's registration statement number 333-40329 is declared effective, or (ii) June 13, 1998, provided however, if the Securities and Exchange Commission (the "SEC") reviews the Registration Statement, then the date by which the Registration Statement is to be declared effective shall be extended 30 days. The Agreements also require the Company to keep the Registration Statement effective until the earlier of (a) the second anniversary of the issuance of the Converted Securities, (b) such date as all of the Converted Securities shall have been sold by Purchaser or (c) such time as all of the Converted Securities held by Purchaser can be sold by Purchaser or any of its affiliates within a three month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 thereunder.

     Warrants.    The exercise price per Warrant Share (plus transfer taxes, if
     --------
applicable, the "Exercise Price") shall be $3.075. If the Company's stockholders approve the issuance of shares of Common Stock in excess of the 19.9% limit described above, then the Exercise Price shall be the greater of (a) 120 percent of the arithmetical average of the closing sale prices per share of Common Stock on the five consecutive trading days preceding the delivery of any Exercise Notice (as defined below) as reported by the Nasdaq National Market, provided that in no event shall the Exercise Price exceed $3.075. The Warrants issued to the Purchasers are immediately exercisable, subject to the 5% beneficial ownership limitation discussed above. The Warrants expire on January 30, 2005. The number of Warrant Shares available to each Purchaser will increase by 10% of the total Warrant Shares then outstanding granted for each month (prorated daily for partial months), after the earlier of either (i) 90 days from the date SyQuest's registration statement number 333-40329 is declared effective, or (ii) June 13, 1998, provided however, if the SEC reviews the Registration Statement (defined below), then for each month (prorated daily for partial months) after the earlier of either (i) 120 days from the date SyQuest's registration statement number 333-40329 is declared effective, or (ii) July 13, 1998, the Company does not maintain an effective registration statement which is available for the resale of all the Common Stock underlying the Warrants and the Preferred Shares. In lieu of issuing additional Warrant Shares, Registrant may, at its election, make a cash payment equal to 1.5% of the face value of the Preferred Shares then held by each Purchaser.

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

     The Agreement, the Warrant and related matters are also described in the press release attached hereto as Exhibit 99.1 and incorporated herein by this reference.

THE FOREGOING DESCRIPTION OF THE AGREEMENTS, THE CERTIFICATE AND THE WARRANT CERTIFICATES ARE ONLY A BRIEF SUMMARY, DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO EXHIBIT 10.1 AND 10.2 TO THIS REPORT ON FORM 8-K, WHICH IS INCORPORATED HEREIN BY THIS REFERENCE.

Item 7 Financial Statements, Pro Forma Financial Information and Exhibits

10.1 Securities Purchase Agreements dated February 13, 1998, between Registrant and CC Investments, LDC, including as Exhibit A thereto the Certification of Designations, Preferences and Rights of 5% Cumulative Convertible Preferred Stock, Series 7, as Exhibit B thereto the form of Warrant Certificate issued pursuant thereto, as Exhibit C thereto the form of Escrow Agreement, as Exhibit D thereto the form of Delivery Letter, as Exhibit E a List of Investors, and as Exhibit F a form of Conversion Notice.

10.2 Securities Purchase Agreements dated February 13, 1998, between Registrant and Olympus Securities, Ltd., including as Exhibit A thereto the Certification of Designations, Preferences and Rights of 5% Cumulative Convertible Preferred Stock, Series 7, as Exhibit B thereto the form of Warrant Certificate issued pursuant thereto, as Exhibit C thereto the form of Delivery Letter, as Exhibit D a List of Investors, and as Exhibit E a form of Conversion Notice.

99.1 Registrant's Press Release released February 17, 1998.

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SYQUEST TECHNOLOGY, INC.
                                    (Registrant)


Dated:    February 20, 1998              By /s/ Bob L. Corey
                                         ------------------------
                                         Bob L. Corey,
                                         Executive Vice President
                                         and
                                         Chief Financial Officer

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